UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2018

HUNT COMPANIES FINANCE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Park Avenue, 19th Floor

New York, New York 10169

(Address of principal executive offices)

(212) 521-6323
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On September 6, 2018, David Oston notified the Board of Directors of Hunt Companies Finance Trust, Inc. (the “Company”) of his intention to retire. Mr. Oston stepped down from his position of Chief Financial Officer and Treasurer on September 6, 2018. Mr. Oston will continue to serve the Company in the roles of Executive Vice President and Secretary and as a member of the Board of Directors. Mr. Oston confirmed that his resignation is for personal reasons and did not result from any disagreement with the Company or its auditors on any matter relating to the Company’s operations, policies or practices, including its controls or financial related matters.

On September 6, 2018, the Company appointed James A. Briggs as the Company’s Chief Financial Officer on an interim basis. Mr. Briggs is also the Chief Accounting Officer of Hunt Real Estate Capital, and its predecessor company, Centerline Capital Group since September of 2009, where he is responsible for its accounting and external reporting. Previously, Mr. Briggs was the Director of Finance for MRU Holdings, Inc., a specialty finance company. Mr. Briggs has fifteen years of experience at JPMorgan Chase & Co. and its predecessor companies in a variety of accounting and finance roles, including as Head of Valuation Control and CFO for Emerging Markets, and was a senior auditor at Ernst & Young, LLP. Mr. Briggs earned his B.B.A in Accounting from Iona College and is a Certified Public Accountant.

Item 7.01	Regulation FD Disclosure.

On September 10, 2018, the Company issued a press release (the “Release”) announcing the declaration of a cash dividend of $0.06 per share of common stock with respect to the third quarter of 2018 and the dividend rates for its 8.75% Cumulative Redeemable Preferred Stock with respect to the fourth quarter of 2018, in each case, as further described in the Release. A copy of the Release is furnished herewith as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Exhibits.

(d)	Exhibits.

99.1	Press Release of Hunt Companies Finance Trust, Inc., dated September 10, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hunt Companies Finance Trust, Inc.

Date: September 10, 2018	By:	/s/ Michael Larsen
Michael Larsen
President